UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): August 19, 2014

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2014, the Board of Directors (“Board”) of US Ecology, Inc. (“Company”) appointed Katina Dorton to the Board, increasing the number of directors to seven. Ms. Dorton will serve in this role until the Company’s next Annual Meeting of Stockholders.

Ms. Dorton, age 56, has more than 20 years of investment banking experience advising corporate clients and their Boards of Directors on capital markets, fund raising, mergers and acquisitions and other strategic transactions. Ms. Dorton is currently a partner at Corise Co., a merchant and banking advisory firm, and she provides consulting services to public and private companies in the areas of M&A and strategic finance. She previously served as Managing Director at Needham & Co., Managing Director-Investment Banking at Morgan Stanley and as an attorney in private practice at Sullivan & Cromwell. Ms. Dorton holds a J.D. from the University of Virginia School of Law, an M.B.A. from George Washington University and a B.A. from Duke University.

Ms. Dorton was also appointed to the Board's Audit Committee. The Board has determined that Ms. Dorton satisfies the definition of “independent director” and all other requirements for service on the Board's Audit Committee under the Nasdaq listing standards and applicable SEC requirements. The Board has also determined that Ms. Dorton qualifies as an Audit Committee financial expert. With Ms. Dorton’s appointment, the Board’s standing committees now consist of the following Board members:

Audit: Daniel Fox (Chairman), Victor J. Barnhart, Katina Dorton

Compensation: Joe F. Colvin (Chairman), Daniel Fox, David M. Lusk

Corporate Governance: Victor J. Barnhart (Chairman), Daniel Fox, Joe F. Colvin

Ms. Dorton will participate under the Company’s 2014-2015 Non-employee Director Compensation Plan. Under this plan, Ms. Dorton will receive, on a pro-rated basis, cash compensation of $30,000 and a restricted equity award with a value equal to $50,000 that is subject to certain vesting restrictions. As a member of the Audit Committee, Ms. Dorton will also receive, on a pro-rated basis, a cash retainer of $7,000.

7.01 Regulation FD Disclosure.

On August 20, 2014, the Company issued a press release announcing the appointment of Ms. Dorton to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

The information in this report (including Exhibit 99.1) being furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release issued by the Company on August 20, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: August 20, 2014	By:/S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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